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   MORGAN STANLEY INSTITUTIONAL FUND TRUST - CORE PLUS FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2010 - SEPTEMBER 30, 2010

                                                                AMOUNT OF    % OF      % OF
                                   OFFERING       TOTAL          SHARES    OFFERING   FUNDS
   SECURITY     PURCHASE/  SIZE OF PRICE OF     AMOUNT OF       PURCHASED  PURCHASED  TOTAL
  PURCHASED    TRADE DATE OFFERING  SHARES       OFFERING        BY FUND    BY FUND   ASSETS       BROKERS       PURCHASED FROM
-------------- ---------- -------- -------- ----------------- ------------ --------- ------- ------------------ ----------------
   Southern      04/13/10       -- $ 99.481 $  400,000,000.00   480,000.00    0.12%   0.05%    Credit Suisse,     Credit Suisse
 Copper Corp                                                                                   Goldman Sachs &      Securities
  5.375% Due                                                                                      Co, Morgan
  4/16/2020                                                                                     Stanley, BBVA
                                                                                               Securities BofA
                                                                                                Merrill Lynch

Biomed Realty    04/22/10       -- $ 98.977 $  250,000,000.00   935,000.00    0.37%   0.10%     Wells Fargo         Wachovia
Lp 6.125% due                                                                                    Securities,        Securities
  4/15/2020                                                                                     Credit Suisse,
                                                                                                Deutsche Bank
                                                                                                 Securities,
                                                                                               KeyBanc Capital
                                                                                               Markets, Morgan
                                                                                                   Stanley,
                                                                                                Raymond James,
                                                                                                 RBC Capital
                                                                                                Markets, RBS,
                                                                                                UBS Investment
                                                                                               Bank, US Bancorp

NBC Universal    04/27/10       -- $ 99.845 $2,000,000,000.00 1,545,000.00    0.07%   0.17%    Goldman, Sachs       JP Morgan
 Inc. 5.150%                                                                                     & Co., J.P.
due 4/30/2020                                                                                   Morgan, Morgan
                                                                                                Stanley, BofA
                                                                                                Merrill Lynch,
                                                                                                Citi, Barclays
                                                                                                 Capital, BNP
                                                                                               Paribas, Credit
                                                                                                   Suisse,
                                                                                                Deutsche Bank
                                                                                                 Securities,
                                                                                                Mitsubishi UFJ
                                                                                                 Securities,
                                                                                                   RBS, UBS
                                                                                                  Investment
                                                                                                    Bank,
                                                                                                Mitsubishi UFJ
                                                                                                 Securities,
                                                                                                 Wells Fargo
                                                                                                 Securities,
                                                                                               Blaylock Robert
                                                                                                  Van, LLC,
                                                                                                  CastleOak
                                                                                                 Securities,
                                                                                                  L.P., Loop
                                                                                                   Capital
                                                                                                Markets, LLC,
                                                                                                Ramirez & Co.,
                                                                                                  Inc., The
                                                                                                   Williams
                                                                                                Capital Group,
                                                                                                     L.P.
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
   Missouri      05/19/10       -- $100.000 $  822,500,000.00 1,425,000.00    0.17%   0.15%    Morgan Stanley,     BMO Capital
    Higher                                                                                       BMO Capital          Markets
  Education                                                                                        Markets
 Loan 1.3567%
Due 8/27/2029

 New York NY     05/19/10       -- $100.000 $  250,000,000.00   750,000.00    0.30%   0.08%     BofA Merrill      Merrill Lynch
     City                                                                                      Lynch, Barclays
  Transition                                                                                    Capital, Citi,
  5.267% Due                                                                                    Goldman, Sachs
   5/1/2027                                                                                         & Co.,
                                                                                                  JPMorgan,
                                                                                               Morgan Stanley,
                                                                                               Cabrera Capital
                                                                                                Markets, Inc.,
                                                                                                   Fidelity
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Jackson
                                                                                                 Securities,
                                                                                                 Jefferies &
                                                                                                Company, Loop
                                                                                               Capital Markets
                                                                                                LLC, M.R. Beal
                                                                                                  & Company,
                                                                                                Ramirez & Co.,
                                                                                                  Inc., Rice
                                                                                                  Financial
                                                                                                   Products
                                                                                                   Company,
                                                                                                Roosevelt and
                                                                                                    Cross
                                                                                                Incorporated,
                                                                                                   Siebert
                                                                                               Brandford Shank
                                                                                                  & Co. LLC,
                                                                                                 Wells Fargo
                                                                                                Bank, National
                                                                                                 Association,
                                                                                               Morgan Keegan &
                                                                                                Company, Inc.,
                                                                                                Oppenheimer &
                                                                                                  Co., Inc.,
                                                                                               Raymond James &
                                                                                                 Associates,
                                                                                                  Inc., RBC
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                  Southwest
                                                                                                 Securities,
                                                                                                 Inc., Stifel
                                                                                               Nicolaus, Stone
                                                                                                 & Youngberg

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
  Discovery      05/26/10       -- $ 99.675 $1,300,000,000.00 1,340,000.00    0.10%   0.15%      Citi, J.P.         JP Morgan
Communications                                                                                   Morgan, BofA    Securities, Inc.
  LLC 5.050%                                                                                    Merrill Lynch,
 due 6/1/2020                                                                                   Credit Suisse,
                                                                                                RBS, Barclays
                                                                                                 Capital, BNP
                                                                                               Paribas, Credit
                                                                                                Agricole CIB,
                                                                                                Goldman, Sachs
                                                                                                & Co., Morgan
                                                                                                 Stanley, RBC
                                                                                                   Capital
                                                                                               Markets, Scotia
                                                                                                   Capital,
                                                                                                   SunTrust
                                                                                                   Robinson
                                                                                               Humphrey, Wells
                                                                                               Fargo Securities

 Altria Group    06/08/10       -- $ 99.574 $  800,000,000.00   890,000.00    0.11%   0.10%       Barclays          Barclays
 Inc. 4.125%                                                                                   Capital, Credit     Capital, Inc.
due 9/11/2015                                                                                      Suisse,
                                                                                                Deutsche Bank
                                                                                                 Securities,
                                                                                                  CastleOak
                                                                                                 Securities,
                                                                                                 L.P., Citi,
                                                                                               Goldman Sachs &
                                                                                                Co., HSBC, JP
                                                                                                Morgan, Morgan
                                                                                                Stanley, RBS,
                                                                                                  Santander,
                                                                                               Scotia Capital,
                                                                                                 The Williams
                                                                                                Capital Group,
                                                                                                     L.P.

Genzyme Corp.    06/14/10       -- $ 99.684 $  500,000,000.00   870,000.00    0.17%   0.16%    Credit Suisse,     Credit Suisse
  3.625% due                                                                                   Goldman Sachs &      Securities
  6/15/2015                                                                                       Co., BofA
                                                                                                Merrill Lynch,
                                                                                                 Citi, Morgan
                                                                                                Stanley, RBS,
                                                                                                 Wells Fargo
                                                                                                  Securities

  Pall corp.     06/15/10       -- $ 99.465 $  375,000,000.00   845,000.00    0.22%   0.16%     BofA Merrill     Banc of America
  5.000% due                                                                                     Lynch, J.P.        Securities
  6/15/2020                                                                                      Morgan, HSBC
                                                                                                  Securities
                                                                                                 (USA), Wells
                                                                                                    Fargo
                                                                                                 Securities,
                                                                                                Daiwa Capital
                                                                                                   Markets
                                                                                                   America,
                                                                                                Mitsubishi UFJ
                                                                                                  Securities
                                                                                                  (USA), ANZ
                                                                                                 Securities,
                                                                                                Banca IMI, BNP
                                                                                                   Paribas,
                                                                                               Commerzbank, ING
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
  Prudential     06/16/10       -- $ 99.390 $  650,000,000.00 1,035,000.00    0.16%   0.19%      Citi, J.P.         JP Morgan
  Financial                                                                                     Morgan, Wells
 Inc. 5.375%                                                                                        Fargo
due 6/21/2020                                                                                  Securities, BNY
                                                                                                Mellon Capital
                                                                                                Markets, LLC,
                                                                                                Mitsubishi UFJ
                                                                                                 Securities,
                                                                                                  Nikko Bank
                                                                                                 (Luxembourg)
                                                                                                S.A., Cabrera
                                                                                                   Capital
                                                                                                Markets, LLC,
                                                                                                 Loop Capital
                                                                                                   Markets,
                                                                                               Siebert Capital
                                                                                                   Markets

  HSBC Bank      06/21/10       -- $ 99.918 $2,000,000,000.00 2,220,000.00    0.11%   0.41%   HSBC Securities    HSBC Securities
 PLC. 3.500%                                                                                   (USA) Inc., ANZ
due 6/28/2015                                                                                    Securities,
                                                                                                Inc., Banc IMI
                                                                                               S.p.A., Bank of
                                                                                                  Montreal,
                                                                                                London Branch,
                                                                                                  CIBC World
                                                                                                Markets Corp.,
                                                                                                   Comerica
                                                                                                 Securities,
                                                                                                 Inc., Credit
                                                                                                   Agricole
                                                                                                  Securities
                                                                                                 (USA) Inc.,
                                                                                                Mitsubishi UFJ
                                                                                                  Securities
                                                                                                International
                                                                                                plc, National
                                                                                                Australia Bank
                                                                                                   Limited,
                                                                                                   Natixis
                                                                                                 Bleichroeder
                                                                                                  Inc., RBS
                                                                                                  Securities
                                                                                                 Inc., Scotia
                                                                                                Capital (USA)
                                                                                                  Inc., U.S.
                                                                                                   Bancorp
                                                                                                 Investments,
                                                                                                     Inc.

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
   Digital       06/30/10       -- $ 99.697 $  375,000,000.00 1,535,000.00    0.41%   0.29%      Citi, BofA       Credit Suisse
 Realty Trust                                                                                   Merrill Lynch,      Securities
LP 4.500% due                                                                                   Credit Suisse,
  7/15/2015                                                                                    Morgan Stanley,
                                                                                                Deutsche Bank
                                                                                                 Securities,
                                                                                              J.P. Morgan, RBS

  LaFarge SA     07/06/10       -- $ 99.914 $  550,000,000.00   765,000.00    0.14%   0.14%       Barclays      Barclays Capital
  5.500% due                                                                                    Capital, J.P.
   7/9/2015                                                                                        Morgan,
                                                                                                Deutsche Bank
                                                                                                 Securities,
                                                                                                Mitsubishi UFJ
                                                                                                 Securities,
                                                                                                    Mizuho
                                                                                                Securities USA
                                                                                                Inc., RBS, UBS
                                                                                               Investment Bank

 Time Warner     07/07/10       -- $ 99.762 $1,000,000,000.00   685,000.00    0.07%   0.13%       Barclays         J.P. Morgan
 Inc. 4.700%                                                                                    Capital, Citi,   Securities, Inc.
due 1/15/2021                                                                                    J.P. Morgan,
                                                                                                 Wells Fargo
                                                                                                 Securities,
                                                                                                 BofA Merrill
                                                                                                  Lynch, BNP
                                                                                                   Paribas,
                                                                                                Deutsche Bank
                                                                                                 Securities,
                                                                                                Goldman, Sachs
                                                                                                & Co., Morgan
                                                                                                Stanley, RBS,
                                                                                                  BNY Mellon
                                                                                                   Capital
                                                                                                Markets, LLC,
                                                                                               Credit Agricole
                                                                                                 CIB, Credit
                                                                                                Suisse, Daiwa
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                Hadnelsbanken
                                                                                                   Capital
                                                                                               Markets, Lloyds
                                                                                                TSB Corporate
                                                                                                   Markets,
                                                                                                Mitsubishi UFJ
                                                                                                 Securities,
                                                                                                    Mizuho
                                                                                                Securities USA
                                                                                                Inc., Ramirez &
                                                                                                  co., Inc.,
                                                                                                  Santander,
                                                                                                Scotia Capital,
                                                                                                 The Williams
                                                                                                Capital Group,
                                                                                                  L.P., UBS
                                                                                               Investment Bank

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
   Westpac       07/26/10       -- $ 99.540 $2,000,000,000.00 1,000,000.00    0.05%   0.19%      HSBC, J.P.      HSBC Securities
 Banking Corp                                                                                   Morgan, Morgan      (USA) Inc.
  3.00% due                                                                                        Stanley
   8/4/2015

 Expedia Inc.    08/02/10       -- $ 99.893 $  750,000,000.00   765,000.00    0.10%   0.14%     BofA Merrill       J.P. Morgan
  5.950% due                                                                                     Lynch, J.P.    Securities, Inc.
  8/15/2020                                                                                        Morgan,
                                                                                                  Barclays
                                                                                                Capital, BNP
                                                                                                Paribas, RBS,
                                                                                                Daiwa Capital
                                                                                                  Markets,
                                                                                               Mitsubishi UFJ
                                                                                                 Securities,
                                                                                                   Mizuho
                                                                                               Securities USA
                                                                                                  Inc., US
                                                                                                   Bancorp

Omnicom Group    08/02/10       -- $ 99.654 $1,000,000,000.00   785,000.00    0.08%   0.14%     J.P. Morgan,       J.P. Morgan
 Inc. 4.450%                                                                                    BofA Merrill    Securities, Inc.
due 8/15/2020                                                                                   Lynch, Citi,
                                                                                                Deutsche Bank
                                                                                                 Securities,
                                                                                               HSBC, Barclays
                                                                                               Capital, Wells
                                                                                                    Fargo
                                                                                                 Securities,
                                                                                                BNP Paribas,
                                                                                                   Morgan
                                                                                                  Stanley,
                                                                                                   Societe
                                                                                                Generale, UBS
                                                                                                 Investment
                                                                                                  Bank, ANZ
                                                                                                 Securities,
                                                                                                 Banca IMI,
                                                                                                    BBVA
                                                                                               Securities, RBS

QEP Resources    08/11/10       -- $ 99.074 $  625,000,000.00   385,000.00    0.06%   0.07%     Deutsche Bank     Deutsche Bank
 Inc. 6.875%                                                                                     Securities,       Securities
 due 3/1/2021                                                                                   BofA Merrill
                                                                                                 Lynch, BMO
                                                                                                   Capital
                                                                                                Markets, J.P.
                                                                                                Morgan, Wells
                                                                                                    Fargo
                                                                                                 Securities,
                                                                                                  SunTrust
                                                                                                  Robinson
                                                                                               Humphrey, U.S.
                                                                                                  Bancorp,
                                                                                               Mitsubishi UFJ
                                                                                                 Securities,
                                                                                                    BBVA
                                                                                                 Securities,
                                                                                                   RBS, TD
                                                                                                 Securities,
                                                                                                   Societe
                                                                                                  Generale,
                                                                                               Goldman, Sachs
                                                                                                    & Co.

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
    Warner       08/12/10       -- $100.000 $  750,000,000.00   210,000.00    0.03%   0.04%     BofA Merrill     Banc of America
 Chilcott Co.                                                                                    Lynch, J.P.       Securities
  LLC 7.750%                                                                                       Morgan,
due 9/15/2018                                                                                  Goldman, Sachs
                                                                                                 & co., Citi
                                                                                                Credit Suisse,
                                                                                                Deutsche Bank
                                                                                                 Securities,
                                                                                                   Morgan
                                                                                                Stanley, UBS
                                                                                               Investment Bank

 Ingram Micro    08/16/10       -- $ 99.998 $  300,000,000.00   815,000.00    0.27%   0.15%     BofA Merrill     Banc of America
 Inc. 5.250%                                                                                    Lynch, Morgan      Securities
 due 9/1/2017                                                                                   Stanley, BNP
                                                                                                  Paribas,
                                                                                                   Mizuho
                                                                                                Securities USA
                                                                                                Inc., Raymond
                                                                                                 James, RBS,
                                                                                                   Scotia
                                                                                                Capital, UBS
                                                                                               Investment Bank

 ING Bank of     08/17/10       -- $ 99.732 $  750,000,000.00   820,000.00    0.11%   0.15%        Banc of       Banc of America
NV 3.000% due                                                                                 America Securities    Securities
   9/1/2015                                                                                      LLC, Morgan
                                                                                                Stanley * Co.
                                                                                                Incorporated,
                                                                                                ING Bank N.V.

  YUM Brands     08/24/10       -- $ 99.867 $  750,000,000.00   305,000.00    0.09%   0.06%     J.P. Morgan,       J.P. Morgan
 Inc. 3.875%                                                                                   Citi, Goldman,   Securities, Inc.
due 11/1/2020                                                                                   Sachs & Co.,
                                                                                                HSBC, Morgan
                                                                                               Stanley, Wells
                                                                                                    Fargo
                                                                                                 Securities,
                                                                                                    Rabo
                                                                                                 Securities
                                                                                                 USA, Inc.,
                                                                                                 RBS, Scotia
                                                                                                Capital, The
                                                                                                  Williams
                                                                                               Capital Group,
                                                                                                    L.P.